UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NextEra Energy, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and D-11.

Your Vote Counts!
NEXTERA ENERGY, INC.
2022 Annual Meeting
Vote by May 18, 2022 11:59 PM ET. For shares held in a Plan, vote by May 16, 2022 11:59 PM ET.
NEXTERA ENERGY
700 UNIVERSE BOULEVARD
JUNO BEACH, FL 33408
D73934-P68933-Z82013
You invested in NEXTERA ENERGY, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022.
Get informed before you vote
View the proxy statement and annual report to security holders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
May 19, 2022
8:00 A.M. Central time
826 North 8th Street Sheboygan, WI
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election as Directors of the nominees specified in the proxy statement
Nominees:
1a. Sherry S. Barrat For 1b. James L. Camaren For 1c. Kenneth B. Dunn For 1d. Naren K. Gursahaney For 1e. Kirk S. Hachigian For 1f. John W. Ketchum For 1g. Amy B. Lane For 1h. David L. Porges For 1i. James L. Robo For 1j. Rudy E. Schupp For 1k. John L. Skolds For 1l. John Arthur Stall For 1m. Darryl L. Wilson For
2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm
For for 2022
3. Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed For in the proxy statement
4. A proposal entitled “Board Matrix” to request disclosure of a Board skills matrix Against
5. A proposal entitled “Diversity Data Reporting” to request quantitative employee diversity data Against
NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D73935-P68933-Z82013

NEXTera
ENERGY
Please cast your vote- join your fellow shareholders and vote today.
Your vote is important to us.

Please cast your vote-
NEXTera
ENERGY
JOIN YOUR FELLOW SHAREHOLDERS AND VOTE TODAY.
Your vote is important to us.
P66989-EPN

Frequently Asked Questions
Why am I receiving this Notice of Internet Availability?
The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail.
There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.
How do I view the proxy materials online?
Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.
What if I prefer to receive a paper copy of the proxy materials?
You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the
Get informed before you vote section of the Notice.
Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?
Yes you can. Go to www.proxyvote.com and select “Email” in the Delivery Settings section.
For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.